UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2023

Smith Micro Software, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35525	33-0029027
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Corporate Drive Pittsburgh, PA	15237
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (412) 837-5300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SMSI	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.06Material Impairments
In connection with the notice of termination of the customer agreement described below in Item 8.01, the management of Smith Micro Software, Inc. (the “Company”) is conducting an impairment review under applicable accounting rules to determine whether, and to what extent, this change creates any impairment. The Company currently cannot make a reasonable estimate of any potential impairment under this event and will provide an update through an amendment to this 8-K once a determination has been made.
Item 7.01Regulation FD Disclosure
The Company issued a press release on February 27, 2023 announcing the notice of termination of the customer agreement described in Item 8.01, a copy of which is furnished as Exhibit 99.1 and incorporated by reference into this Item 7.01.
The information presented in Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.
Item 8.01Other Events

On February 21, 2023, the Company received written notice of termination of a U.S. tier 1 customer agreement for the Company’s family safety solution, effective June 30, 2023. Thereafter the Company is obligated to deliver service under the agreement for a transition period of up to 180 days at the election on the customer. The agreement accounted for approximately 32% of the revenues of the Company for the nine-month period ended September 30, 2022. The Company is reviewing and expects to take appropriate action to reduce expenses associated with the affected customer agreement, and in connection with its review expects to reallocate certain resources to the Company’s multiple other tier 1 U.S. carrier customers and to its customers outside of the U.S.
Item 9.01.Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description
99.1	Press Release dated February 27, 2023

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Smith Micro Software, Inc.

Date: February 27, 2023	By:	/s/ James M. Kempton
James M. Kempton
Vice President and Chief Financial Officer